BUSINESS COMBINATION, SIGNIFICANT TRANSACTION AND SALE OF BUSINESS (Details 6) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Total revenues	$ 132,251	$ 122,873
Net income attributable to Magic Software Enterprises shareholders	$ 16,225	$ 15,668
Earnings per share
Basic (in dollars per share)	$ 0.44	$ 0.43
Diluted (in dollars per share)	$ 0.44	$ 0.42